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                                                                    Exhibit 23.5





                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We consent to the incorporation by reference in this registration statement of our report dated March 8, 1996, on our audit of the financial statements of Newporter Beach Hotel Investments L.L.C. included in the Registration Statement on Form S-11 of Patriot American Hospitality, Inc., as amended (Registration No. 333-04587) and related prospectus.



COOPERS & LYBRAND L.L.P.



Newport Beach, California
August 14, 1996